UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2007

Openwave Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16073 (Commission File Number)	94-3219054 (I.R.S. Employer Identification No.)

2100 Seaport Boulevard Redwood City, CA (Address of principal executiveoffices)	94063 (Zip Code

Registrant's telephone number, including area code: (650) 480-8000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not to be incorporated by reference into any filing by Openwave Systems Inc. under the Exchange Act or the Securities Act of 1933 regardless of any general incorporation language contained in such filing.

Item 2.02	Results of Operations and Financial Condition.

On January 4, 2007, Openwave Systems Inc. ("Openwave") issued a press release announcing its preliminary results for the second fiscal quarter ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this current report.

The information in this report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not to be incorporated by reference into any filing by Openwave Systems Inc. under the Exchange Act or the Securities Act of 1933 regardless of any general incorporation language contained in such filing.

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 2, 2007, David Whalen resigned as Senior Vice President of Worldwide Sales of Openwave. A copy of the press release, dated January 2, 2007, announcing Mr. Whalen's departure is furnished as Exhibit 99.2 to this current report.

In the press release, Openwave also announced the appointment of Robert Vrij as Executive Vice President of Worldwide Field Operations, effective January 2, 2007, and that Mr. Vrij will assume Mr. Whalen's direct reports.

Item 7.01	Regulation FD Disclosure.

On January 4, 2007, Openwave announced that its Board of Directors has authorized a program to repurchase up to One Hundred Million Dollars ($100,000,000) of Openwave stock. Openwave intends to commence the repurchase program in late January. A copy of the press release is furnished as Exhibit 99.1 to this current report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release entitled "Openwave Announces Preliminary Second Quarter Results, Board Authorizes $100 Million Stock Repurchase Program" dated January 4, 2007.
99.2	Press Release entitled "Openwave Strengthens Executive Leadership Team With Appointment of Robert Vrij as Senior Vice President of Worldwide Field Operations" dated January 2, 2007.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about Openwave's plans, objectives, expectations and intentions, including forward-looking statements regarding the Openwave's operating results. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including general economic conditions and other factors described in Openwave's filings with the Securities and Exchange Commission, including but not limited to Openwave's Annual Report on Form 10-K for the fiscal year ended June 30, 2006, Openwave's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006, and any subsequently filed reports. Openwave assumes no obligation to update forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENWAVE SYSTEMS INC.

	By:	/s/ Harold Covert
	Name:	Harold (Hal) Covert
	Title:	Executive Vice President and Chief Financial Officer
Date: January 4, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release entitled "Openwave Announces Preliminary Second Quarter Results, Board Authorizes $100 Million Stock Repurchase Program" dated January 4, 2007.
99.2	Press Release entitled "Openwave Strengthens Executive Leadership Team With Appointment of Robert Vrij as Senior Vice President of Worldwide Field Operations" dated January 2, 2007.